UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25,
1996


                           Anicom, Inc.
        (Exact Name of Registrant as Specified in Charter)


Delaware               0-25364                  36-3885212
(State or Other        (Commission              (IRS Employer
Jurisdiction           File Number)             Identification No.)
of incorporation)

       6133 North River Road, Suite 410, Rosemont, IL 60018
             (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (847) 518-8700


Item 5. Other Events.

On September 25, 1996, the Registrant issued the news release attached as Exhibit 99.1. The information contained in this news release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 News Release of Registrant dated August 14, 1996.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANICOM, INC.



Dated:  September 25, 1996      By:  /s/ DONALD C. WELCHKO
                                   -----------------------
                                   Donald C. Welchko
                                   Vice President, Chief Financial
                                   Officer

                          Exhibit Index


                                      Sequential
                                        Page
Exhibit #      Item                    Number
- ---------      ---------------         -------------

99.1            News Release            5